Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	337,684.16
Total Transaction Valuation	2,445,214,726.19
Total Offset Amount	0
Net Fee	$ 337,684.16